SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 16, 1996
                                                     ------------

                               Hoenig Group Inc.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Delaware                     0-19619                    13-3625520
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)         Identification No.)



Royal Executive Park,    4 International Drive,  Rye Brook, New York   10573
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (914) 935-9000
                                                   ----------------------------


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         (Former name or former address, if changed since last report.)








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Item 5
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              At the Company's 1996 Annual Meeting of Stockholders held on May
16, 1996, a majority of the stockholders entitled to vote at the meeting voted to approve the First Amendment to the Company's 1994 Stock Option Plan, a copy of which is annexed hereto as an Exhibit.


Item 7c.
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              Exhibit 10.2(a) First Amendment to the 1994 Stock Option Plan.

                                   SIGNATURE
                                   ---------


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 17, 1996                           Hoenig Group Inc.



                                               By: ___________________________
                                                   Joseph A. D'Andrea
                                                   Chief Executive Officer

                                   SIGNATURE
                                   ---------


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 17, 1996                           Hoenig Group Inc.



                                               By: /s/ J.A. D'Andrea
                                                   ___________________________
                                                   Joseph A. D'Andrea
                                                   Chief Executive Officer